Exhibit 10.5

PORTIONS HEREIN IDENTIFIED BY [*****] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED. A COMPLETE COPY OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

S08-216 · CM/xa

AMENDMENT	09/25/2017

AMENDMENT No 3

TO THE

LICENSE AGREEMENT EFFECTIVE THE 25TH DAY OF JANUARY 2012

BETWEEN

STANFORD UNIVERSITY

AND

ARAVIVE BIOLOGICS, INC. (f/k/a RUGA CORPORATION)

Effective the 15th day of September, 2017, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and ARAVIVE BIOLOGICS, INC. (“Aravive”), a corporation having a principal place of business at 1221 McKinney, Ste. 3200, Houston, Texas 77010, agree as follows:

1.	BACKGROUND

1.1

Stanford and Aravive are parties to a License Agreement effective the 25th day of January 2012 (“Original Agreement”) covering “Biologic inhibitors for therapeutic targeting the receptor tyrosine kinase AXL” disclosed in Stanford Docket S08-216, from the laboratory of Dr. Amato Giaccia.

1.2	The Original Agreement was put in place between Stanford and Ruga Corporation (“Ruga”). Ruga officially changed its name to Aravive Biologics, Inc. in November of 2016.

1.3	The Original Agreement was amended by an Amendment No. 1 effective July 26, 2012 (“Amended Original Agreement”).

1.4	The Amended Original Agreement was further amended by an Amendment No. 2 effective June 29, 2015 (“Twice-Amended Original Agreement”).

1.5

Stanford and Aravive wish to amend the Twice-Amended Original Agreement in order to modify Appendix A, and to include additional patents from the following inventions: “Treating Fibrosis by Inhibiting AXL/Gas6 Signaling” (Docket S15-013).

PORTIONS HEREIN IDENTIFIED BY [*****] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED. A COMPLETE COPY OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

S08-216 · CM/xa

AMENDMENT	09/25/2017

2.	AMENDMENT

2.1	Paragraph 2.4 of the Twice-Amended Original Agreement is hereby deleted in its entirety and replaced with the following:

“Jointly Owned Patents” means each of (I) Serial Number PCT/US2012/069841, filed December 14, 2012; Serial Number 13/714,875, filed December 14, 2012 ; Serial Number PCT/US2013/074786, filed December 12, 2013; Serial Number 14/650,854, filed June 9, 2015; Serial Number PCT/US2015/066498, filed December 17, 2015; Serial Number 15/535,995, filed June 14, 2017; and (II)(a) any and all U.S. Patent Applications related or derived from Solely Owned Patents as defined below that name as inventors at least one inventor who is named as an inventor on a Solely Owned Patent and is obligated to assign his/her rights in such invention to Aravive; (b) any and all foreign patent applications corresponding thereto for any of these patent applications defined herein; (c) any and all patents that issue from any of these patent applications defined herein; and (d) any and all reissues, reexaminations or foreign equivalents thereof of any of these patents defined herein.

2.2	Paragraph 2.5 of the Twice-Amended Original Agreement is hereby deleted in its entirety and replaced with the following:

2.3

“Solely Owned Patents” means Stanford’s U.S. Patent Applications, Serial Number PCT/US2011/022125, filed January 21, 2011; Serial Number 13/554,954, filedJuly 20, 2012; Serial Number 13/595,936, filed August 27, 2012; Serial Number 13/950,111, filed July 24, 2013; Serial Number 14/712,731, filed May 14, 2015; Serial Number PCT/US2013/074809, filed December 12, 2013; Serial Number 14/650,852, filed June 9, 2015; Serial Number PCT/US2013/074796, filed December 12, 2013; Serial Number 14/910,565, filed February 5, 2016; any patent applications corresponding thereto, and any divisional, continuation, or reexamination application, and each patent that issues or reissues from any of these patent applications. “Licensed Patent” includes continuation-in-part (“CIP”) patent applications or patents that issues and reissues from a patent application but only to the extent they cover technology fully supported by the specification of the parent application. The CIP applications expressly do not include CIP applications that are the result of sponsored research or any other agreement between Stanford and a third party pursuant to which such third party has rights to such invention. Any claim of an unexpired issued Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken.

2.4	Appendix A of the Amended Original Agreement is amended by adding the following sentence at the end of the last paragraph in Appendix A:

In addition, Aravive may extend milestones 5-11 for an additional 2 years for Licensed Products that read under Licensed Patents filed after December 1st, 2014 which were not previously included in the Original Agreement; however, for each such Licensed Product the “year” references shall be to effective date of this Amendment No 3 so for example “year 2” is the second anniversary of the effective date of this Amendment No 3.

PORTIONS HEREIN IDENTIFIED BY [*****] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED. A COMPLETE COPY OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

S08-216 · CM/xa

AMENDMENT	09/25/2017

2.5	Appendix B that was annexed to the Twice-Amended Original Agreement is replaced with Appendix B annexed hereto, which sets forth a list of all Licensed Patents included in the License.

2.6	Section 7.3 of the Original Agreement is amended by adding the following sentence at the end of the section:

The milestone payments shall be due only once and solely for the first Licensed Product to reach each applicable milestone, subject solely to the additional payment set forth below:

In consideration for the addition of the fibrosis docket (Serial Number 15/535,995, filed June 14, 2017), $[****] approval of the first NDA/BLA or equivalent in a Major Market to treat Fibrosis, provided that (1) it is follow-on regulatory approval for an already-approved Licensed Product, (2) it results from a separate and dedicated clinical study, and (3) treatment of fibrosis is explicitly specified on the label.

3.	OTHER TERMS

3.1

It is hereby acknowledged that the Original Agreement is clear that revenue from the sale of a Licensed Product triggers the earned royalty pursuant to Section 7 and the royalty rate does not increase regardless of the number of Licensed Patents which would be infringed in the country of sale by making, having made, using, or offer for sale, selling or importing the Licensed Product (i.e. the number of Licensed Patents that a Licensed Product infringes has no impact on the royalty rate).

3.2	All other terms of the Twice-Amended Original Agreement remain in full force and effect.

3.3

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

PORTIONS HEREIN IDENTIFIED BY [*****] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED. A COMPLETE COPY OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

S08-216 · CM/xa

AMENDMENT	09/25/2017

The parties execute this Amendment No 3 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Associate Director
Date:	Oct. 2, 2017

ARAVIVE BIOLOGICS, INC.

Signature:	/s/ Ray Tabibiazar
Name:	Ray Tabibiazar
Title:	Chairman
Date:	09-27-2017

PORTIONS HEREIN IDENTIFIED BY [*****] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED. A COMPLETE COPY OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

S08-216 · CM/xa

AMENDMENT	09/25/2017

Appendix B

[*****]